

KBS Real Estate Investment Trust III

Portfolio Update | **August 22, 2018**

KBS Real Estate Investment Trust III

IMPORTANT DISCLOSURES

KBS Real Estate Investment Trust III

The information contained herein should be read in conjunction with, and is qualified by, the information in KBS Real Estate Investment Trust III's (the "Company") Annual Report on Form 10-K for the year ended December 31, 2017, and in the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2018, including the "Risk Factors" contained in each filing.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management.

The Company may fund distributions from any source including, without limitation, from offering proceeds or borrowings. Distributions paid through June 30, 2018 have been funded in part with cash flow from operating activities and debt financing. There are no guarantees that the Company will continue to pay distributions or that distributions at the current rate are sustainable. Actual events may cause the value and returns on the Company's investments to be less than that used for purposes of the Company's estimated NAV per share. With respect to the NAV per share, the appraisal methodology used for the appraised properties assumes the properties realize the projected net operating income and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the appraisals of the appraised properties, with respect to Duff & Phelps, and the valuation estimates used in calculating the estimated value per share, with respect to Duff & Phelps, the Company's advisor and the Company, are the respective party's best estimates as of September 30, 2017, and December 6, 2017, as applicable, the Company can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of the appraised properties and the estimated value per share. These statements herein also depend on factors such as: future economic, competitive and market conditions; the Company's ability to maintain occupancy levels and rental rates at its real estate properties; and other risks identified in Part I, Item IA of the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC on March 8, 2018.

About KBS

KBS Real Estate Investment Trust III

- Formed by Peter Bren and Chuck Schreiber in 1992. Over 26 years of investment and management experience with extensive long-term investor relationships.
- Transactional volume in excess of $37.7 billion[1], AUM of $11.4 billion[1] and 37.5 million square feet under management[1].
- 8th Largest Office Owner Globally, *National Real Estate Investor*[2].
- Ranked among Top 53 Global Real Estate Investment Managers, *Pensions & Investments*[3].
- Buyer and seller of well-located, yield-generating office and industrial properties.
- Advisor to public and private pension plans, endowments, foundations, sovereign wealth funds and publicly-registered non-traded REITs.
- A trusted landlord to thousands of office and industrial tenants nationwide.
- A preferred partner with the nation's largest lenders.
- A development partner for office, mixed-use and multi-family developments.



[1] As of March 31, 2018
[2] The ranking by National Real Estate Investor is based on volume of office space owned globally, as of December 31, 2017
[3] KBS was ranked #38 on Pensions & Investments List of Largest Real Estate Investment Managers, October 16, 2017

Regional Focus Map

KBS Real Estate Investment Trust III



SEATTLE
PORTLAND
MINNEAPOLIS
BOSTON
CHICAGO
NEW YORK CITY
WEST
CENTRAL
EAST
SAN FRANCISCO BAY AREA
EAST BAY
SILICON VALLEY
SALT LAKE CITY
DENVER
WASHINGTON, D.C.
NASHVILLE
RALEIGH
LOS ANGELES
ORANGE COUNTY /SAN DIEGO
PHOENIX
ATLANTA
DALLAS
AUSTIN
HOUSTON
SOUTHERN FLORIDA
Gateway Target
First-Tier Target
Strong Employment/Growth
KBS Offices

KBS REIT III Asset Map

KBS Real Estate Investment Trust III



Sacramento
San Francisco (Bay Area)
Salt Lake City
Denver
Phoenix
Minneapolis
Chicago
Kansas City
St. Louis
Nashville
Dallas
Austin
San Antonio
Philadelphia
Washington, D.C./ Northern Virginia
Charlotte
Atlanta
Current Equity Assets
Sold and Liquidated Assets (equity and debt)

PORTFOLIO HIGHLIGHTS AS OF JUNE 30, 2018, UNLESS OTHERWISE NOTED

KBS Real Estate Investment Trust III

OFFERING OVERVIEW

Offering Commenced
May 24, 2011

Offering Closed
July 28, 2015

Total Capital Raised in Primary Offering
$1,722,838,000

Additional Capital Raised from Distribution Reinvestments
$253,246,000

Daily Distribution Rate Per Share
$0.00178082

Annualized Distribution Rate at $10.00 Per Share
6.50%

Cumulative Distributions (life-to-date as of August 2018)[7]
$4.61

PORTFOLIO OVERVIEW[1]

December 2017 Estimated Value of Portfolio[2]
$4,006,661,574

Cost Basis[3]
$3,609,496,589

Rentable Square Feet[4]
11,185,208

Total Leased Occupancy[5]
94.75%

Total Leverage (Loan-to-Value)[6]
51%

[1] Portfolio as of June 30, 2018 includes (i) a multi-family development project owned through a joint venture and (ii) an office property owned through a joint venture.
[2] Equals the estimated fair value of the portfolio as of September 30, 2017.
[3] Represents cost basis, which is acquisition price (excluding closing costs) plus subsequent capital expenditures for the portfolio as of June 30, 2018.
[4] Rentable square feet excludes a multi-family apartment development project.
[5] Includes future leases that had been executed but had not yet commenced.
[6] Calculated as total debt on properties of $2.0 billion divided by the December 2017 estimated value of portfolio.
[7] Early investor (invested at escrow break on March 24, 2011) and assumes all distributions have been taken in cash.

KBS Real Estate Investment Trust III

PORTFOLIO SUMMARY AS OF JUNE 30, 2018

	Location	Acquisition Date	Purchase Price	Cost Basis [1]	Economic Occupancy at Acquisition	Economic Occupancy at 06/30/2018	Economic Occupancy Change	Leased Occupancy at Acquisition	Leased Occupancy at 06/30/2018	Leased Occupancy Change
Domain Gateway	Austin, TX	9/29/2011	$ 47,372,532	$ 47,754,666	100.00%	100.00%	0.00%	100.00%	100.00%	0.00%
Town Center 1-3	Plano, TX	3/27/2012	112,571,546	129,616,717	85.91%	94.57%	8.66%	88.92%	95.87%	6.95%
The McEwen Building	Nashville, TN	04/30/2012	39,999,714	41,617,205	97.32%	97.42%	0.10%	97.32%	97.42%	0.10%
Gateway Tech Center	Salt Lake City, UT	05/09/2012	30,235,749	31,104,145	92.14%	88.94%	-3.20%	92.14%	87.33%	-4.81%
Tower 909	Irving, TX	12/21/12	45,500,324	64,112,126	85.12%	89.82%	4.70%	85.12%	92.50%	7.38%
RBC Plaza	Minneapolis, MN	01/31/13	124,021,599	161,756,258	85.53%	96.72%	11.19%	85.53%	96.72%	11.19%
Sterling Plaza	Dallas, TX	06/19/13	73,414,522	90,500,437	82.78%	86.63%	3.85%	87.03%	97.66%	10.63%
Preston Commons	Dallas, TX	06/19/13	109,283,487	122,585,488	85.81%	92.91%	7.10%	88.32%	92.87%	4.55%
One Washingtonian Center	Gaithersburg, MD	06/19/13	84,058,865	92,272,545	91.83%	97.72%	5.89%	94.87%	97.72%	2.85%
500 W Madison	Chicago, IL	12/16/13	421,198,709	487,232,195	91.80%	82.29%	-9.51%	92.99%	83.67%	-9.32%
201 Spear Street	San Francisco, CA	12/03/13	120,926,402	150,846,202	83.63%	97.11%	13.48%	83.63%	97.11%	13.48%
222 Main	Salt Lake City, UT	02/18/14	169,759,738	176,346,847	85.19%	99.64%	14.45%	85.19%	99.64%	14.45%
Anchor Centre	Phoenix, AZ	05/22/14	84,057,774	98,255,964	75.65%	92.83%	17.18%	78.36%	95.77%	17.41%
171 17th Street	Atlanta, GA	08/25/14	132,189,744	141,873,860	88.98%	98.87%	9.89%	88.98%	99.66%	10.68%
Reston Square	Reston, VA	12/03/14	47,700,000	50,013,161	91.40%	100.00%	8.60%	91.40%	100.00%	8.60%
Ten Almaden	San Jose, CA	12/05/14	116,046,976	132,044,326	89.20%	85.54%	-3.66%	89.20%	92.63%	3.43%
Towers at Emeryville	San Francisco, CA	12/23/14	245,731,793	288,744,152	84.40%	84.29%	-0.11%	85.27%	93.22%	7.95%
101 South Hanley	Saint Louis, MO	12/24/14	61,935,688	74,442,870	87.00%	99.44%	12.44%	92.02%	99.44%	7.42%
3003 Washington	Arlington, VA	12/30/14	148,638,746	151,945,312	87.10%	99.15%	12.05%	95.86%	99.15%	3.29%
Village Center Station	Denver, CO	05/20/15	76,609,448	77,857,443	98.12%	97.49%	-0.62%	100.00%	97.49%	-2.51%
Park Place Village	Leawood, KS	06/18/15	213,426,749	132,635,984	95.15%	96.38%	1.22%	95.15%	96.38%	1.23%
201 17th Street	Atlanta, GA	06/23/15	88,513,976	100,745,246	65.57%	98.90%	33.33%	93.27%	98.90%	5.63%
Promenade I/II at Eilan	San Antonio, TX	07/14/15	61,448,667	63,214,836	98.18%	99.29%	1.11%	98.18%	99.29%	1.11%
Crosspoint	Wayne, PA	08/18/15	89,500,000	74,863,192	94.66%	100.00%	5.34%	94.66%	100.00%	5.34%
515 Congress	Austin, TX	08/31/15	112,423,155	122,976,657	94.86%	92.53%	-2.33%	94.86%	97.10%	2.24%
Almaden Financial Plaza	San Jose, CA	09/23/15	149,962,694	166,690,719	95.22%	92.86%	-2.36%	95.22%	92.86%	-2.36%
3001 Washington	Arlington, VA	11/06/15	52,681,119	61,440,180	0.00%	62.25%	62.25%	30.68%	93.73%	63.05%
Carillon	Charlotte, NC	01/15/16	146,079,022	152,512,335	92.41%	93.43%	1.02%	92.41%	95.62%	3.21%
Total Wholly Owned Properties			$ 3,205,288,737	$ 3,486,001,069	87.70%	92.48%	4.78%	90.02%	94.59%	4.58%
Hardware Village	Salt Lake City, UT [2]		91,157,812	91,157,812	N/A	N/A	N/A	N/A	N/A	N/A
Village Center Station II	Denver, CO [2]		32,337,709	32,337,709	0.00%	0.00%	0.00%	100.00%	100.00%	0.00%
Total Investments through Joint Ventures			$ 123,495,521	$ 123,495,521	0.00%	0.00%	0.00%	100.00%	100.00%	0.00%
Total REIT III			$ 3,328,784,258	$ 3,609,496,589	85.15%	89.79%	4.64%	90.31%	94.75%	4.44%

[1] Cost basis includes original purchase price, capital expenditures and leasing commissions as of June 30, 2018.
[2] Property currently under construction.

CAPITAL MANAGEMENT AS OF JUNE 30, 2018, UNLESS OTHERWISE NOTED

Total debt	$2.0 Billion
Loan-To-Value (1)	51%
Average cost of debt	3.75% per annum
Average term to maturity	1.93 years


Initial Debt Maturities
($000)
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$151,030
$398,571
$1,219,673
$93,957
$180,589
$-
2018
2019
2020
2021
2022
Thereafter


Interest Rate Exposure
(in millions)
Floating- Rate Debt
(Unswapped)
$575
28%
Fixed-Rate Debt
(Swapped)
$1,278
63%
9%
Fixed Interest
Rate Debt
$192

(1) Calculated as total debt on properties as of June 30, 2018 divided by the December 2017 estimated value.

PORTFOLIO OVERVIEW AS OF JUNE 30, 2018

KBS Real Estate Investment Trust III

Key Statistics	
No. of Assets	30
Total Rentable Sq. Ft	11,185,208
Wtd Avg Lease Term	4.5 years
Economic Occupancy	92.5%
Leased Occupancy	94.8%
No. of Tenants	854

Occupied SF Expirations as of June 30, 2018



1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
Occupied SF Expiring
2.9%
4.6%
15.1%
11.5%
11.0%
11.3%
11.5%
7.8%
7.2%
4.6%
5.7%
6.8%
MTM
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
Thereafter

Allocation by Major Markets and Region (By Dollar Amount Invested)



19%
12%
10%
8%
8%
6%
6%
4%
4%
4%
3%
3%
13%
Bay Area
Chicago
Dallas
Salt Lake City
Washington D.C.
Atlanta
Austin
Charlotte
Kansas City
Minneapolis
Philadelphia
Phoenix
Other (1)



39%
36%
25%
Central
West
East

(1) *Represents less than 3% concentration.*

TENANCY OVERVIEW AS OF JUNE 30, 2018

Top 10 Tenants [1]	Industry	Property	Lease Expiration Date	%
RBC Capital Markets, LLC	Finance	500 W. Madison & The Almaden RBC Plaza RBC Plaza	05/31/19 11/30/21 04/30/27	3.4%
Wells Fargo Bank, NA	Finance	Towers at Emeryville 171 17th Street The Almaden Preston Common	11/30/18 05/31/20 08/31/20 11/30/22	2.2%
The Goldman Sachs Group, Inc.	Finance	222 Main	05/31/25	1.9%
Sodexo Operations LLC	Accommodation & Food	One Washingtonian Center	12/31/23	1.9%
American Multi-Cinema, Inc	Arts & Entertainment	Park Place Village Park Place Village	12/31/25 12/31/28	1.6%
CNA Corporation	Management Consulting	3003 Washington	05/31/29	1.5%
WorldPay US, Inc	Finance	201 17th St	03/31/27	1.3%
Arnall Goldman Gregory LLP	Professional, Scientific, and Legal	171 17th Street	10/31/24	1.2%
Holland & Hart LLP	Legal Services	Village Center Station 222 Main	05/31/20 12/31/27	1.1%
WeWork	Real Estate	201 Spear Street	08/31/30	0.8%
Total (based on total occupied square feet)				17.0%
Total Portfolio Weighted Average Lease Term				6.3 years

(1) Excludes Village Center Station II and Hardware Village

Portfolio Tenant Allocation by Industry (By Annualized Base Rent)


20%
16%
9%
9%
7%
5%
5%
5%
4%
4%
4%
3%
3%
3%
3%
Finance
Real Estate
Professional, Scientific, and Legal
Computer Sys. Design & Programming
Health Care & Social Services
Information
Communications Equipment
Arts & Entertainment
Other (2)
Legal Services
Management Consulting
Accommodation & Food
Other Services
Insurance Carriers & Related Activities
Mining, Oil & Gas Extraction

(2) Represents less than 3% concentration.

KBS Real Estate Investment Trust III



Leased % at Acquisition[1] vs. Actual Leased %
100.0%
98.0%
96.0%
94.0%
92.0%
90.0%
88.0%
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Delta
Acquisition Occupancy
Leased Occupancy

[1] Reflects weighted-average lease percentage as of the acquisition date taking into account all real estate owned as of each respective date. Lease % includes future leases that had been executed but had not yet commenced as of June 30, 2018. KBS REIT III's investment in an unconsolidated joint venture and real estate construction-in-progress project are not included.

STOCKHOLDER PERFORMANCE – DECEMBER 2017

KBS Real Estate Investment Trust III



Total Return for First Cash Investor
$10.00
$10.00
$11.14
$9.29
$1.85
$11.65
$9.42
$2.23
$12.92
$10.04
$2.88
$14.16
$10.63
$3.53
$15.91
$11.73
$4.18
Offering Price
May-14
Dec-14
Dec-15
Dec-16
Dec-17
Cumulative Distributions
Estimated Value Per Share



Total Return for Last Cash Investor
$10.51
$10.26
$10.04
$0.22
$11.50
$10.63
$0.87
$13.25
$11.73
$1.52
Offering Price
Dec-15
Dec-16
Dec-17
Cumulative Distributions
Estimated Value Per Share

[1] On December 6, 2017, the board of directors approved an estimated value per share of the REIT's common stock of $11.73 (unaudited) based on the estimated value of its assets less the estimated value of its liabilities, or net asset value, divided by the number of shares outstanding, all as of September 30, 2017. For a full description of the limitations, methodologies and assumptions used to value REIT III's assets and liabilities, and in the calculation of the estimated value per share, see KBS REIT III's Current Report on Form 8-K with the SEC on December 12, 2017.

SOLD AND LIQUIDATED ASSETS (EQUITY AND DEBT)



Rocklin Corporate Center

Location:	Rocklin, CA
Property Type:	Class A Office
Size:	220,020 SF
Occupancy:	99%
Acquisition Date:	11/06/14
Purchase Price:	$32.8 million
Cost Basis at Sale:	$36.6 million
Sale Date:	05/25/18
Sale Price:	$42.9 million
Internal Rate of Return	17.37%



Aberdeen First Mortgage Origination

Location:	Dallas, TX
Date Originated:	06/24/11
Property Type:	Office
Loan Type:	Mortgage
Purchase Price:	$22,440,000
Contractual Interest Rate:	7.5%
Paid Off Date:	07/01/16
Paid Off Balance:	$22,440,000



Las Cimas IV

Location:	Austin, TX
Property Type:	Class A Office
Size:	138,008 SF
Occupancy at Sale:	93.54%
Acquisition Date:	10/28/11
Purchase Price:	$35.7 million
Cost Basis at Sale:	$37.2 million
Sale Date:	02/19/14
Sale Price:	$43.2 million
Internal Rate of Return	20.60%

Property Update

Hardware Village Apartments Development

Location:	Salt Lake City, UT
Property Type:	Class A Multifamily
Deal Structure:	JV with Salt Development
Acquisition Date:	September 2, 2016
Projected Development Cost:	$128.8 million
No. of Buildings:	2
Size:	453-unit
Occupancy:	6%
Expected leasing start:	Third Quarter 2018
Phase 1 Completion:	Second Quarter 2018
Phase 2 Completion:	First Quarter 2019



Amenities:

Rooftop Garden, Swimming Pools & Spa, BBQ areas, fire pits, fitness & yoga room, sports bar, Wi-Fi lounges, trash chutes, bike storage

PROPERTY UPDATE

Hardware Village Apartments Development







dine


Property Update

Village Center Station II Development

Location:	Greenwood Village, CO
Property Type:	Class A Office
Deal Structure:	JV with Shea Properties
Acquisition Date:	March 3, 2017
Projected Cost:	$127.3 million
No. of Buildings:	2
Size:	325,576 Sq. Ft.
Leased Occupancy:	100%
Completion:	Second Quarter 2018
Submarket:	Greenwood Village



KBS Real Estate Investment Trust III

Ten Almaden

Investment at a Glance

Location	San Jose, CA
Property Type	Class A Office
Acquisition Date	December 5, 2014
Purchase Price	$116,700,000
No. of Buildings	1
Stories	17
Total Rentable Square Feet	309,255 SF
Site Size	1.64 Acres
Year Built/Renovated	1988/2010
Leased % at Acquisition	89.20%
Current Leased Occupancy 6/30/18	92.63%
Avg. Rental Rate at Acquisition	$29.91/SF
Avg. 2018 In-Place Rental Rate	$42.02/SF
Market Rental Rate at Acquisition	$36.00/SF
Current Market Rental Rate	$54.00/SF
2017 NOI Yield	6.06%*
Submarket	Downtown
Key Tenants	% of Bldg.
Adobe Systems	20.5%
Berliner Cohen	14.0%
LWI Financial Inc.	13.8%



*2017 NOI yield is calculated by taking the 2017 total NOI divided by the property's average cost basis

KBS Real Estate Investment Trust III

515 Congress

Investment at a Glance

Location	Austin, TX
Property Type	Class A Office
Acquisition Date	August 31, 2015
Purchase Price	$112,500,000
No. of Buildings	1
Stories	26
Total Rentable Square Feet	263,058 SF
Site Size	0.54 Acres
Year Built/Renovated	1975/2018
Leased % at Acquisition	94.86%
Current Leased Occupancy 6/30/18	97.10%
Avg. Rental Rate at Acquisition	$23.45/SF
Avg. 2018 In-Place Rental Rate	$27.30/SF
Market Rental Rate at Acquisition	$29.25/SF
Current Market Rental Rate	$39.00/SF
2017 NOI Yield	5.82%*
Submarket	CBD
Key Tenants	% of Bldg.
Bank of America	16.03%
Cloudera	11.95%
Lion Street	4.10%



*2017 NOI yield is calculated by taking the 2017 total NOI divided by the property's average cost basis

171 17th Street

Investment at a Glance

Location	Atlanta, GA
Property Type	Class A Office
Acquisition Date	August 25, 2014
Purchase Price	$132,500,000
No. of Buildings	1
Stories	22
Total Rentable Square Feet	510,268 SF
Site Size	0.68 Acres
Year Built/Renovated	2004
Leased % at Acquisition	88.98%
Current Leased Occupancy 6/30/18	99.66%
Avg. Rental Rate at Acquisition	$23.28/SF
Avg. 2018 In-Place Rental Rate	$24.79/SF
Market Rental Rate at Acquisition	$29.50/SF
Current Market Rental Rate	$36.00/SF
2017 NOI Yield	7.38%*
Submarket	Midtown
Key Tenants	% of Bldg.
Wells Fargo Bank, NA	30.59%
Arnall Golden Gregory LLP	23.96%
Burr & Forman LLP	9.64%



*2017 NOI yield is calculated by taking the 2017 total NOI divided by the property's average cost basis

Q&A

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